3rd Quarter 2023 Earnings Update

Company Presentation | November 2023 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility due to the recent failures of Silicon Valley Bank, New York Signature Bank and First Republic Bank; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | November 2023 3 Experienced Management Team  26 years of hospitality experience  6 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA  22 years of hospitality experience  19 years with the Company  3 years with ClubCorp  CFA charter holder  Southern Methodist University BBA  13 years of hospitality experience  8 years with the Company  Prior experience with the Central Intelligence Agency and Northrop Grumman  University of Texas BA  University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Executive Vice President & Head of Asset Management

Company Presentation | November 2023 4 Total Assets(2) TTM Hotel EBITDA(2)(3) (1) As of 9/30/23 (2) In millions (3) 2023 TTM Hotel Rev and TTM Hotel EBITDA figures are comparable Number of Hotels % of TTM Total Hotel Rev (2)(3) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $202.8M EQUITY MARKET CAP(1) $1.8B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 1. Ritz-Carlton Sarasota 12% 2. Ritz-Carlton Reserve Dorado Beach 11% 3. Ritz-Carlton St. Thomas 10% 4. Four Seasons Scottsdale 9% 5. Capital Hilton 8% Top-5 Properties (TTM Total Revenue)(1) 8 16 2013 TTM Q2'23 +8 9/30/ 023 $962 $2,268 12/31/2013 9/30/2023 +136% $233 $753 2013 TTM Q3'23 +223% 78 $214 2013 TTM Q3'23 +174%

Company Presentation | November 2023 5 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Liquidity & Liability Management The Notary Hotel

All Time High Industry Performance Continuing Ritz-Carlton Lake Tahoe

Company Presentation | November 2023 7 87.3 95.1 96.5 96.6 0 20 40 60 80 100 120 140 2021 2022 2023 2024F Occupancy Index 82.6 107.9 114.4 119.5 0 20 40 60 80 100 120 140 2021 2022 2023 2024F RevPAR Index 94.6 113.5 118.5 123.7 0 20 40 60 80 100 120 140 2021 2022 2023 2024F ADR Index Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting U.S. KPIs, Indexed to 2019

Nominal ADR & RevPAR at All-Time Highs; Nearly Fully Recovered on Real Bases

BRAEMAR HOTELS & RESORTS



Real ADR
Nominal ADR
$160
$150
$140
$130
$120
$110
$100
$90
$80
$130
$127
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23



Hilton Torrey Pines



Real RevPAR
Nominal RevPAR
$110
$100
$90
$80
$70
$60
$50
$40
$30
$86
$80
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23



Marriott Seattle Waterfront

Source: STR

Company Presentation | November 2023 8

Company Presentation | November 2023 9 2024 RevPAR Forecast Source: Lodging Analytics Research & Consulting 2.2% 3.0% 5.2% 0.5% 4.0% 4.6% -0.6% 3.4% 2.8% 1.0% 2.9% 4.0% -0.7% 0.1% -0.5% 0.7% 0.9% 1.6% -1% 0% 1% 2% 3% 4% 5% 6% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2024 Forecasted Growth YoY

Optimal Portfolio Composition Taking Advantage of Strategic Asset Class Ritz-Carlton St. Thomas

Company Presentation | November 2023 11 $1,717 $7,982 $8,769 $9,494 $12,702 $15,937 Cameo Beverly Hills Sofitel Chicago Magnificent Mile The Clancy The Notary Hotel Marriott Seattle Waterfront Capital Hilton $5,728 $6,895 $9,892 $13,176 $15,151 $16,894 $20,184 $22,263 $23,338 $23,407 Hotel Yountville Bardessono Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Pier House Hilton Torrey Pines Ritz-Carlton Reserve Dorado Beach Four Seasons Scottsdale Ritz-Carlton St. Thomas Ritz-Carlton Sarasota High Quality Assets with High Barriers to Entry (1) By Number of Hotels (2) In thousands Properties Resort Hotel Q3’ 2023 TTM EBITDA(2) Urban Key (1) Resort: 62% Urban: 38%

Company Presentation | November 2023 12 Urban Property Occupancy Now Exceeding Resorts ADR(1) Stabilizing – Q3 2019 to Q3 2023 Occupancy(1) Down Slightly – Q3 2019 to Q3 2023 (1) Same-store data for the current 16 hotel assets held by BHR Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills - 100 200 300 400 500 600 700 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Pandemic 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 -15.0% -13.6% -15.2% Key: Resort Urban Average +46.0% +29.4% +9.9%

Company Presentation | November 2023 13 RevPAR(1) Up – Q3 2019 to Q3 2023 Key: Resort Urban Average Key Observations Urban properties nearing full recovery Resort properties still significantly up versus 2019 Average RevPAR still above 2019 levels (1) Same-store data for the current 16 hotel assets held by BHR - 50 100 150 200 250 300 350 400 450 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Portfolio Resorts Normalizing After Record 2022 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills 26.2% 10.0% -6.9%

Company Presentation | November 2023 14 Ritz-Carlton Drives Q3 TTM Hotel EBITDA(1) Luxury Hotels Drive Q3 TTM Hotel EBITDA(1) (1) Comparable TTM as of 9/30/2023, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands High Transient Demand Drives Q3 TTM Revenue(1) Resorts Drive Q3 TTM EBITDA(1) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Cameo Beverly Hills, Capital Hilton, and Torrey Pines; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Torrey Pines, Marriott Seattle Waterfront, The Notary, and The Clancy Transient, 76% Group, 22% Contract, 2% Urban, 27% Resort, 73% Luxury $149,733 Upper Upscale $63,796 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Ritz-Carlton $76,821 Hilton $34,548 Marriott/ Autograph $30,965 Independent $27,774 Four Seasons $22,263 Park Hyatt $13,176 Sofitel $7,982 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000

Recent Results & Developments Solid Q3 Results Signal Potential For Steady Recovery Bardessono Hotel and Spa

Company Presentation | November 2023 16 Pier House Resort & Spa (1) In thousands (2) Please refer to slides 26-36 for a reconciliation to the most directly comparable non-GAAP financial metric Q3 EBITDA Results Supported By Strong Urban Contribution

Company Presentation | November 2023 17 Comparable Hotel Operating Results(1) 2023 Q3 2022 Q3 % Variance 2022 ADR $384 $408 (6%) Occupancy 68% 69% (1%)(2) RevPAR $263 $283 (7%) Total Hotel Revenue(3) $160,967 $169,297 (5%) Hotel EBITDA(3) $34,867 $40,095 (13%) Hotel EBITDA Margin 22% 24% (2%)(2) (1) Includes: Bardessono; Hotel Yountville; Cameo Beverly Hills; Pier House; Marriott Seattle Waterfront; Capital Hilton; Sofitel Chicago; Hilton Torrey Pines; The Clancy; The Notary Hotel; Park Hyatt Beaver Creek; Ritz-Carlton Lake Tahoe; Ritz-Carlton Sarasota; Ritz Carlton St. Thomas; Ritz-Carlton Reserve Dorado Beach, and Four Seasons Scottsdale (2) Percentage metrics are shown in points moved (3) In thousands (4) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q3’23 as reported on 11/8/23 COMPARABLE HOTEL EBITDA(1)(4)COMPARABLE REVPAR(1)(4) Difficult YoY Comparisons Shape Q3 Results $233 $101 $238 $312 $310 $- $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 TTM Q3'23 $143.0 $13.9 $142.5 $221.9 $213.5 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 TTM Q3'23 (In m illi on s)

Company Presentation | November 2023 18 (1) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q3’23 as reported on 11/8/23 HOTEL ADR(1) HOTEL OCCUPANCY(1) TTM Occupancy & ADR Remain Resilient Cameo Beverly Hills 78.9% 30.3% 51.9% 64.7% 67.1% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 TTM Q3'23 $296 $333 $458 $482 $462 $- $100 $200 $300 $400 $500 2019 2020 2021 2022 TTM Q3'23

Company Presentation | November 2023 19 HIGH INTEREST COST IS IMPACTING AFFO PER SHARE(1)ADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights ADR Decrease Impacts Metrics (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively. • Comparable RevPAR for all hotels decreased 7.1% over the prior year quarter to $263. Comparable ADR decreased 5.8% over the prior year quarter to $384 and Comparable Occupancy decreased 1.4% over the prior year quarter to 68.4%. • Adjusted funds from operations (AFFO) was $(0.08) per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(33.1) million or $(0.50) per diluted share. • Net debt to gross assets was 38.6% at the end of the third quarter. • Capex invested during the quarter was $19.4 million. • The $53.4 million loan secured by the Ritz-Carlton Lake Tahoe was extended for an additional 12 months beyond its original maturity to January 2025 with one additional 12-month extension available. • The loan secured by the Four Seasons Resort Scottsdale was increased by $40 million to $140 million and was extended for an additional 12 months beyond its original maturity to December 2026 with two one-year extension options. $109.1 $121.5 $(4.5) $87.5 $172.4 $179.8 $(50) $- $50 $100 $150 $200 2016 2019 2020 2021 2022 TTM Q3'23 (In m illi on s) $0.47 $0.10 $0.20 $0.49 $0.44 $0.44 $(0.85) $0.22 $0.43 $0.20 $0.29 $(0.29) $0.17 $0.16 ($0.08) $0.27 $(0.24) $0.25 $0.16 ($1.60) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q4

Liquidity & Liability Management Maintain Liquidity, Monitor Leverage, Navigate Recovery Park Hyatt Beaver Creek

Company Presentation | November 2023 21 Liability Management Strategy Pro Forma Maturity Schedule (2)(3) (1) As of 9/30/23 (2) Reflects Ritz-Carlton Lake Tahoe’s loan extension to 2026 and the Four Seasons Scottsdale’s loan increase to $140 million and extension to 2028 (3) The $136 million loan secured by the Four Seasons Scottsdale excludes amortizing payments $149.5MCASH & CASH EQUIVALENTS $57.3MRESTRICTED CASH TOTAL CASH $225.0M $14.2MDUE FROM 3RD PARTY MANAGERS REVOLVER CAPACITY $4.0M Liquidity Position (1) Ritz-Carlton, St. Thomas $30.0 $42.5 $80.0 $195.0 $293.2 $139.7 $266.5 $136.0 $0.0 $100.0 $200.0 $300.0 $400.0 2023 2024 2025 2026 2027 2028 (in m ill io ns ) Capital Hilton & Hilton Torrey Pines Pier House Ritz-Carlton St. Thomas Cameo Beverly Hills

Company Presentation | November 2023 22 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Liquidity & Liability Management Four Seasons Scottsdale

Appendix Ritz-Carlton Sarasota

Company Presentation | November 2023 24 Indebtedness

Company Presentation | November 2023 25 Indebtedness

Company Presentation | November 2023 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2023 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2023 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2023 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2023 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Note: As reported, used in Comparable Hotel EBITDA Slide 17

Company Presentation | November 2023 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2023 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre (1) Incentive fee adjustment represents the true-up for the actual 2022 incentive fee

Company Presentation | November 2023 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2023 39 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2023 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2023 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2023 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2023 43 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.